Income Tax (Tables)	6 Months Ended
Dec. 31, 2020
Schedule of reconciliation of federal income tax rate
A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2020 is as follows:

Statutory federal income tax rate	21.0%
Change in fair value of derivative warrant liabilities	3.80%
State taxes, net of federal tax benefit	0.0%
Change in valuation allowance	(24.8)%

Income tax provision	—%

GOOD WORKS ACQUISITION CORP. [Member]
Schedule of deferred tax assets
The Company’s net deferred tax assets are as follows:

December 31, 2020
Deferred tax asset
Organizational costs/Startup expenses	$21,868
Federal net operating loss	4,658

Total deferred tax asset	26,526
Valuation allowance	(26,526)

Deferred tax asset, net of allowance	$—

Schedule of income tax provision	The income tax provision consists of the following:

December 31, 2020
Federal
Current	$—
Deferred	(26,526)
State
Current	—
Deferred	—

Change in valuation allowance	26,526

Income tax provision	$—